UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

Atrium Companies, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	333-20095	75-2642488

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3890 West Northwest Highway, Suite 500, Dallas, TX 75220
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 630-5757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously to satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 8.01 Other Events

     On December 22, 2004, ACIH, Inc. (“ACIH”), a Delaware corporation that will become the parent company of Atrium Companies, Inc., issued a press release to announce the pricing of ACIH, Inc.’s Senior Discount Notes due 2012. This press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 22, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.
Date: December 23, 2004	By:	/s/ Eric W. Long
		Name:	Eric W. Long
		Title:	Executive Vice President and Chief Financial Officer